Property and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET
5.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of December 31, 2025	As of December 31, 2024
Buildings	$47,491	$25,838
Office equipment	3,102	2,887
Machinery and tools	1,419	1,562
Vehicles	32,061	31,007
Leasehold improvements	6,281	5,776
Constructions in progress	20,700	28,479
Subtotal	111,054	95,549
Less: accumulated depreciation and amortization	(40,960)	(35,581)
Property and equipment, net	$70,094	$59,968

As of December 31, 2025 and 2024, property and equipment with net book value amounted to approximately $33.0 million and $16.3 million, respectively, were pledged for obtaining various loans (See Note 10 Notes payables and Note 11 Bank loans).

Depreciation and amortization expenses for the years ended December 31, 2025, 2024 and 2023, amounted to approximately $6.4 million, $6.4 million and $6.4 million, respectively. For the years ended December 31, 2025, 2024 and 2023, depreciation and amortization included in the cost of revenue were approximately $5.7 million, $5.7 million and $5.7 million, respectively. For the years ended December 31, 2025, 2024 and 2023, depreciation and amortization included in operating expenses were approximately $0.8 million, $0.7 million and $0.7 million, respectively.